Dreyfus Florida
Municipal Money Market Fund
SEMIANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Florida Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Florida Municipal Money Market Fund, covering the six-month period from July 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

The tax-exempt money markets once again proved their worth during the second half of 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, tax-exempt money market funds generally outperformed many sectors of the U.S. stock market during the period, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Florida Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2000, the fund produced an annualized yield of 3.66%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.72%.(1)

We attribute the fund' s performance to our relatively long average maturity, which we maintained through November, enabling us to lock in then prevailing yields for as long as practical when the U.S. economy began to slow and the possibility for lower interest rates from the Federal Reserve Board (the "Fed") became more likely.

What is the fund's investment approach?

The fund seeks a high level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from Florida-exempt issuers. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are supply-and-demand changes in Florida's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn cause us to lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity in an effort to take advantage of then current opportunities.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by slowing economic growth and anticipation of a reversal of the Fed's monetary policy, potentially leading to lower interest rates. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. However, soon after the six-month reporting period began, evidence began to emerge that the Fed's previous rate hikes may have had the desired effect of slowing the economy. Tax-exempt yields declined modestly when the Fed did not change interest rates at its meetings in June, August, October, November and December 2000.

Despite slower growth, the continuing strength of the U.S. economy generally helped keep tax-exempt money market yields relatively low when compared to yields of taxable money market instruments. Florida and its municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a modestly reduced supply of securities compared to the same period one year earlier. At the same time, demand for tax-exempt money market instruments was strong from Florida residents seeking to protect their wealth from stock market volatility. When demand rises and supply falls, prices of existing fixed-income securities generally tend to move higher.

Throughout much of the reporting period, we maintained the fund's average maturity at a point that was generally longer than most other tax-exempt money market funds. This positioning proved advantageous as short-term tax-exempt interest rates fell modestly from July through November.

In addition to managing average maturity, we increased our holdings of tax-exempt commercial paper and reduced our holdings of variable-rate demand notes ("VRDNs") through November. This change was designed to lock in then prevailing yields for as long as practical. In December, as money came into the fund from investors apparently seeking to avoid the Florida intangible personal property tax, we increased out holdings of VRDNs.

What is the fund's current strategy?

In our view, yields may fall further if the current economic slowdown continues, and especially if the Fed continues to reduce its interest rate for overnight loans. While these conditions would normally prompt us to maintain the fund's average maturity from the long end of its maturity range toward the neutral range, we have recently reduced the fund's average maturity due to the inflow of funds from investors seeking to avoid the Florida intangible personal property tax. Now that the year-end has passed, we currently are looking to return to a relatively long stance which is designed to seek current yields in anticipation of interest rates falling. Of course, markets, strategy and portfolio composition can change at any time.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER. WITHOUT THE FUND'S EXPENSE ABSORPTION, THE FUND WOULD HAVE PRODUCED AN ANNUALIZED NET YIELD OF 3.59% AND AN ANNUALIZED EFFECTIVE NET YIELD OF 3.65%.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2000 (Unaudited)



                                                                                              Principal
TAX EXEMPT INVESTMENTS--86.8%                                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Alachua County School District, G.O. Notes, Refunding

   5.15%, 1/1/2002 (Insured; FSA)                                                               400,000                  403,274

Brevard County, Private School Revenue, VRDN

  (Holy Trinity Episcopal)

   4.45% (LOC; First Union National Bank)                                                     2,655,000  (a)           2,655,000

Broward County:

  IDR, VRDN:

    (GB Instruments Inc. Project)

         4.99% (LOC; Bank of America)                                                         2,800,000  (a)           2,800,000

      (Rex Three Project):

         4.55%, Series A (LOC; First Union National Bank)                                        45,000  (a)              45,000

         4.60%, Series A (LOC; First Union National Bank)                                     2,850,000  (a)           2,850,000

   Sales Tax Revenue, CP:

      4.30%, 1/3/2001(LOC; Credit Local de France)                                            5,000,000                5,000,000

      4.35%, 1/3/2001(LOC; Credit Local de France)                                            2,750,000                2,750,000

      4.45%, 1/5/2001(LOC; Credit Local de France)                                            4,295,000                4,295,000

Broward County Housing Finance Authority:

  MFHR,VRDN, Refunding

      (Fishermans Landing Project) 4.50% (LOC; Bank One Corp.)                                  600,000  (a)             600,000

   SFMR, Refunding

      4.30%, Series C, 3/1/2001                                                               4,115,000                4,115,000

Broward County Professional Sports Facility, Tax Revenue

   (Civic Arena Project) 4.50% (Insured; MBIA)                                                  800,000                  801,512

Celebration Community Development District

  Special Assement Revenue

   4.40%, Series B, 5/1/2001 (Insured; MBIA)                                                    200,000                  200,000

Collier County Health Facilities Authority, HR, VRDN

  (Cleveland Clinic Health System)

   4.90% (LOC; Bank One Corp.)                                                               13,430,000  (a)          13,430,000

Collier County Housing Finance Authority, MFHR, VRDN

   (River Reach Project) 4.85% (LOC; Banco Santander)                                           100,000  (a)             100,000

Crossings At Fleming Island Community Development District

  Special Assessment Revenue, Refunding:

      4.50%, Series A, 5/1/2001 (Insured; MBIA)                                                 300,000                  299,473

      4.50%, Series B, 5/1/2001 (Insured; MBIA)                                                 585,000                  583,971

Dade County:

  Seaport Improvement, G.O. Bonds:

      6.25%, 10/1/2001                                                                          290,000  (b)             296,901

      6.50%, 10/1/2001                                                                        1,000,000  (b)           1,025,170

   Water and Sewar Systems Revenue, VRDN

      4.45% (Insured; FGIC and LOC; Commerzbank)                                             20,000,000  (a)          20,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Dade County Industrial Development Authority, VRDN:

  IDR (Empire Arts Production Project)

      4.65% (LOC; First Union National Bank)                                                    500,000  (a)             500,000

   PCR, Refunding (Florida Power and Light Co. Project) 4.95%                                   700,000  (a)             700,000

Dade County School District, G.O. Notes:

   5.75%, 8/1/2001 (Insured; AMBAC)                                                           2,260,000                2,277,755

   Refunding 5%, 7/15/2001 (Insured; FGIC)                                                    1,250,000                1,254,452

State of Florida, Pollution Control Improvements

  G.O. Bonds:

      6%, 7/1/2001                                                                              500,000  (b)             509,034

      6.20%, 7/1/2001                                                                           750,000  (b)             764,254

      6.40%, 7/1/2001                                                                         1,250,000  (b)           1,274,972

Florida Board of Education Capital Outlay, Public Education

  G.O. Notes:

      5%, 6/1/2001                                                                            1,700,000                1,704,069

      6.70%, 6/1/2001                                                                           200,000  (b)             203,907

      4%, 1/1/2002                                                                              100,000                   99,950

Florida Department of Juvenile Justice Lease Certificate, VRDN

  (Merlots) 4.70% (Insured; MBIA and LOC;

   First Union National Bank)                                                                 6,460,000  (a)           6,460,000

Florida Development Finance Corporation, IDR, VRDN

  (Byrd Technology Inc.)

   4.65.%, Series B-2 (LOC; First Union National Bank)                                        1,750,000  (a)           1,750,000

Florida Division of Bond Finance Department

  General Services Revenue

    Department of National Resources and Preservation:

         5%, 7/1/2001 (Insured; AMBAC)                                                        1,625,000                1,629,830

         5.80%, 7/1/2001 (Insured; MBIA)                                                        400,000                  402,795

         6.60%, 7/1/2001                                                                        250,000  (b)             257,602

         6.70%, 7/1/2001                                                                      4,000,000  (b)           4,124,576

         6.75%, 7/1/2001                                                                        600,000  (b)             618,744

Florida Housing Finance Agency, VRDN:

  Housing Revenue (Caribbean Key) 4.80%, Series F

      (LOC; Key Bank Inc.)                                                                   10,800,000  (a)          10,800,000

   MFHR (Kings Colony Project)

      4.60%, Series D (LOC; Credit Suisse)                                                    7,740,000  (a)           7,740,000

Florida Housing Finance Corporation, MFHR, VRDN

  (Falls of Venice Project)

   4.72% (LOC; FNMA)                                                                          8,780,000  (a)           8,780,000

Florida Municipal Power Agency, Revenue, CP

   4.60%, 1/3/2001 (LOC; First Union National Bank)                                           9,050,000                9,050,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Florida Trunpike Authority, Turnpike Revenue:

   7%, 7/1/2001                                                                                 250,000  (b)             257,976

   7.125%, 7/1/2001                                                                           1,000,000  (b)           1,032,846

City of Gainesville, Utilities Systems Revenue, CP:

   4.45%, 1/2/2001(LOC; Bank of America and Suntrust Bank)                                    2,200,000                2,200,000

   4.50%, 1/2/2001(LOC; Bank of America and Suntrust Bank)                                      200,000                  200,000

   4.30%, 1/3/2001(LOC; Bayerische Landesbank)                                                3,000,000                3,000,000

Greater Orlando Aviation Authority

  Airport Facilities Revenue, Refunding:

      5.45%, 10/1/2001 (Insured; AMBAC)                                                         100,000                  100,976

      CP 4.35%, 1/2/2001 (LOC; Morgan Guaranty Trust Co.)                                     8,000,000                8,000,000

City of Gulf Breeze, Revenue, VRDN

  Local Government Loan Program:

    4.50%, Series B (Insured; FGIC and LOC;

         Credit Locale de France)                                                             1,305,000  (a)           1,305,000

      4.50%, Series C (Insured; FGIC and LOC;

         Credit Agicole Indosvez)                                                            10,165,000  (a)          10,165,000

Highlands County Health Facilities Authority, Revenues, VRDN:

  (Adventist Health Systems)

      4.70% (Insured; MBIA and LOC; Bank of America)                                          3,000,000  (a)           3,000,000

      4.80% (Insured; MBIA and LOC; Bank of America )                                         5,000,000  (a)           5,000,000

   (Adventist Health Systems/Sunbelt Inc.)

      4.80%, Series A (LOC; Suntrust Bank)                                                    5,900,000  (a)           5,900,000

Hillsborough County Aviation Authority

  Industrial Revenue, Refunding, VRDN

   Special Purpose-Delta Airlines 4.45% (LOC; Commerzbank)                                    2,300,000  (a)           2,300,000

Hillsborough County Industrial Development Authority, PCR

  VRDN (Tampa Electric Co. Project):

      4.80%                                                                                  19,600,000  (a)          19,600,000

      Refunding:

         4.30%                                                                                5,900,000  (a)           5,900,000

         4.95%                                                                                2,500,000  (a)           2,500,000

Inland Protection Financing Corporation, Special Obligation

   Revenue 5%, 1/1/2001 (Insured; FSA)                                                          400,000                  400,000

City of Jacksonville, VRDN:

  IDR (Florida University Health Science Center)

      4.90% (LOC; Bank of America)                                                            1,700,000  (a)           1,700,000

   PCR, Refunding (Florida Power and Light Co. Project) 4.95%                                   500,000  (a)             500,000

   Revenues (Capital Project) 4.65% (Insured; AMBAC and LOC;

      Bank of America, Bank One Corp. and Suntrust Bank)                                      9,500,000  (a)           9,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Jacksonville Electric Authority, Electric Power and Light Revenue:

  CP 4.30%, Series F, 1/3/2001 (LOC; Bayerische Landesbank,

      Morgan Guaranty Trust Co. and Suntrust Bank)                                            6,300,000                6,300,000

   VRDN, Sub-Electric Systems:

      5%, Series A (LOC; Westdeutsche Landesbank)                                             3,000,000  (a)           3,000,000

      5%, Series B (LOC; Landesbank Hessen)                                                   2,000,000  (a)           2,000,000

      5%, Series C (LOC; Credit Agicole Indosvez)                                             4,200,000  (a)           4,200,000

      5%, Series F (LOC; Landesbank Hessen)                                                  33,500,000  (a)          33,500,000

Jacksonville Health Facilities Authority, HR, Refunding,VRDN

  (Genesis Rehabilitation Hospital)

   4.95% (LOC; Bank of America)                                                                 300,000  (a)             300,000

Leon County, Capital Improvement Revenue, Refunding

   5.25%, 10/1/2001 (Insured; AMBAC)                                                            200,000                  201,153

Mantee County, PCR, Refunding,VRDN

   (Florida Power Co. and Light Project) 4.10%                                                  200,000  (a)             200,000

Martin County, VRDN (Florida Power and Light Co. Project):

   PCR, Refunding 4.45%                                                                       6,000,000  (a)           6,000,000

   SWDR, 4.80%                                                                                4,050,000  (a)           4,050,000

City of Melbourne, Water and Sewer Revenue

   4.50%, 10/1/2001 (Insured; FGIC)                                                             175,000                  174,871

Miami-Dade County, Solid Waste Systems Revenue, Refunding

   3.90%, 10/1/2001 (Insured; AMBAC)                                                          2,125,000                2,116,504

Miami-Dade County Educational Facilities Authority

  College and University Revenue

  VRDN (Florida International University Foundation Project)

   5% (LOC; Suntrust Bank)                                                                    5,500,000  (a)           5,500,000

Miami-Dade County Housing Finance Authority

  GTD Housing Revenue

  (Home Ownership Mortgage)

   4.80%, Series A-2, 4/16/2001 (LOC; AIG Funding Inc.)                                       5,000,000                5,000,000

Miami-Dade Country Industrial Development Authority, IDR, VRDN:

  (EEG Properties Inc. Project)

      4.65% (LOC; First Union National Bank)                                                  1,060,000  (a)           1,060,000

   (Fine Art Lamps Project)

      5.10% (LOC; Suntrust Bank)                                                              2,800,000  (a)           2,800,000

   (Futurama Project)

      5.04% (LOC; South Trust National Bank)                                                  1,525,000  (a)           1,525,000

   (Professional Modification)

      4.50% (LOC; Deutsche Bank)                                                             14,200,000  (a)          14,200,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Miami Health Facilities Authority, Health Facilities Revenue

   (Mercy Hospital Project) 6.75%, 8/1/2001                                                   1,000,000  (b)           1,032,993

Nassau County, Solid Waste Systems Revenue, Refunding, VRDN

   4.40% (LOC; First Union National Bank)                                                     1,000,000  (a)           1,000,000

North Miami, Educational Facilities Revenue, VRDN

  (Miami Country Day School Project)

   5.05% (LOC; Bank of America)                                                                 500,000  (a)             500,000

Orange County Health Facilities Authority, Revenues, VRDN

  (Florida Hospital Health Association)

  4.90% (Liquidity Facility: The Bank of New York,

  Bank of Nova Scotia and Banque Paribas

   and LOC; CDC Funding Corp.)                                                                5,000,000  (a)           5,000,000

Orange County Housing Finance Authority:

  Homeowner Revenue

      4.65%, 6/29/2001 (Insured; AMBAC)                                                       6,500,000                6,500,000

   MFHR:

      (Oakwood Project) 4.40%, 10/1/2001 (LOC; Fleet Bank)                                    6,000,000                6,000,000

   VRDN:

      4.72% (LOC; Bank of America)                                                            5,630,000  (a)           5,630,000

      (Water View Club Apartments)

         4.95%, Series D (LOC; FNMA)                                                          3,900,000  (a)           3,900,000

Orlando, Special Assessment Revenue, VRDN

  Republic Drive Interchange

   4.60% (LOC; Morgan Guranty Trust Co.)                                                      1,900,000  (a)           1,900,000

Orlando Utilities Comission:

  CP:

    Short Term Revenue Notes

         4.60%, 1/2/2001 (LOC; Morgan Guranty Trust Co.)                                      9,000,000                9,000,000

      Water and Sewer Revenue

         4.60%, 1/2/2001 (LOC; Morgan Guranty Trust Co.)                                      1,000,000                1,000,000

   Water and Electric Revenue

      6.50%, 10/1/2001                                                                        1,240,000  (b)           1,283,282

Palm Beach County, Water and Sewar Revenue, VRDN

   5.05% (Insured; AMBAC and LOC; First Union National Bank)                                  2,800,000  (a)           2,800,000

Palm Beach County Housing Finance Authority:

  MFHR, VRDN, (Azalea Place Apartments Project)

      4.72%, Series A (LOC; Suntrust Bank)                                                    2,600,000  (a)           2,600,000

   Single Family Homeowner Revenue, Refunding

      4.65%, 5/1/2001 (LOC; Pacific Life Insurance)                                           3,750,000                3,750,000

Pasco County Housing Finance Authority, MFHR, VRDN

  (Carlton Arms Magnolia)

   5.075% (LOC; First Union National Bank)                                                      150,000  (a)             150,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Pinellas County Health Facilities Authority

  Revenues, Refunding, VRDN

  Pooled Hospital Loan Program

   4.80% (Insured; AMBAC and LOC; Suntrust Bank)                                              2,700,000  (a)           2,700,000

Pinellas County Industrial Development Authority, IDR, VRDN

  (Van Tel Plastics Project)

   4.55% (LOC; First Union National Bank)                                                     4,495,000  (a)           4,495,000

Putnam County Development Authority

  PCR (NRU-Seminole Electric)

   4.15%, 3/15/2001                                                                           3,500,000                3,500,000

Reedy Creek Improvement District:

   G.O. Notes 5.90%, 6/1/2001 (Insured; MBIA)                                                   200,000                  201,449

   Utilities Revenue 6.50%, 10/1/2001                                                         1,500,000  (b)           1,537,317

St. Lucie County, Refunding, VRDN

  (Florida Power and Light Co. Project):

      PCR 4.70%                                                                              19,800,000  (a)          19,800,000

      SWDR 4.45%                                                                              5,000,000  (a)           5,000,000

Sarasota County Public Hospital District, HR, CP

  (Sarasota Memorial Hospital Project):

      4.50%, 1/2/2001 (LOC; Suntrust Bank)                                                      500,000                  500,000

      4.30%, Series B, 1/3/2001 (LOC; Suntrust Bank)                                          3,550,000                3,550,000

      4.30%, Series C, 1/3/2001 (LOC; Suntrust Bank)                                            500,000                  500,000

Tallahassee:

  IDR, VRDN

    (Rose Printing Co. Inc. Project)

         4.70% (First Union National Bank)                                                    2,200,000  (a)           2,200,000

   Municipal Airport Revenue, Refunding

      4.60%, 10/1/2001 (Insured; AMBAC)                                                         165,000                  165,290

Tampa Bay, Water Utility Systems Revenue, Refunding

   3.70%, 10/1/2001 (Insured; FGIC)                                                             300,000                  297,720

Tampa Occupational License Tax, Revenues, Refunding, VRDN

   4.75% (Insured; FGIC and Liquidity Facility; FGIC)                                         3,800,000  (a)           3,800,000

Volusia County School District, Refunding, G.O. Notes

   6%, 8/1/2001 (Insured; FGIC)                                                                 250,000                  252,395
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $398,380,042)                                                             86.8%              398,387,013

CASH AND RECEIVABLES (NET)                                                                        13.2%               60,761,152

NET ASSETS                                                                                       100.0%              459,148,165

                                                                                                                            The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                >
F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 88.0

AAA/AA (c)                       AAA/AA (c)                      AAA/AA( c)                                        9.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     2.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



  SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           398,380,042   398,387,013

Cash                                                                  9,082,005

Receivable for investment securities sold                            50,006,575

Interest receivable                                                   2,701,773

Prepaid expenses and other assets                                         9,632

                                                                    460,186,998
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           121,019

Payable for investment securities purchased                             813,612

Accrued expenses and other liabilities                                  104,202

                                                                      1,038,833
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      459,148,165
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     459,161,477

Accumulated net realized gain (loss) on investments                     (20,283)

Accumulated gross unrealized appreciation of investments                  6,971
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      459,148,165
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                  459,161,469


NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,641,027

EXPENSES:

Management fee--Note 2(a)                                              542,975

Shareholder servicing costs--Note 2(b)                                  96,738

Trustees' fees and expenses--Note 2(c)                                  26,465

Professional fees                                                       23,823

Registration fees                                                       14,460

Custodian fees                                                          11,316

Prospectus and shareholders' reports                                     5,739

Miscellaneous                                                            3,974

TOTAL EXPENSES                                                         725,490

Less--reduction in management fee due to undertaking--Note 2(a)       (74,632)

NET EXPENSES                                                           650,858

INVESTMENT INCOME--NET                                               3,990,169
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  5,050

Net unrealized appreciation (depreciation) on investments                3,353

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   8,403

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,998,572

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2000     Year Ended
                                              (Unaudited)  June 30, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,990,169    6,779,843

Net realized gain (loss) from investments           5,050       12,657

Net unrealized appreciation (depreciation)
of investments                                     3,353        2,631

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,998,572    6,795,131
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,990,169)  (6,779,843)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 482,260,884  783,768,832

Dividends reinvested                            3,610,792    6,094,083

Cost of shares redeemed                      (219,634,185)(773,321,107)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           266,237,491   16,541,808

TOTAL INCREASE (DECREASE) IN NET ASSETS       266,245,894   16,557,096
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           192,902,271  176,345,175

END OF PERIOD                                 459,148,165  192,902,271

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                         December 31, 2000                                    Year Ended June 30,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .018         .031          .027          .031           .030          .032

Distributions:

Dividends from investment
   income--net                                        (.018)       (.031)        (.027)        (.031)         (.030)        (.032)

Net asset value, end of period                        1.00         1.00          1.00          1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.69(a)      3.18          2.71          3.12           3.05          3.23
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .60(a)       .60           .57           .59            .57           .49

Ratio of net investment income
   to average net assets                              3.67(a)      3.15          2.67          3.08           3.02          3.19

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                          .07(a)       .05           .09           .10            .20           .32
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     459,148      192,902       176,345       164,923        144,880       141,141

(A) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $25,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. If not applied, $16,000 of the carryover expires in fiscal 2004, $3,000 expires in fiscal 2005 and $6,000 expires in fiscal 2006.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through December 31, 2000, to reduce the management fee paid by the fund to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .60 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $74,632 during the period ended December 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the fund was charged $73,244 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $15,752 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund Group"). Each Board member who is not an " affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

NOTES

                                                           For More Information

                        Dreyfus Florida Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  741SA0012